November 21, 2023

Nia Impact Solutions Fund

Ticker Symbol: NIAGX

A Series of Ultimus Managers Trust

Supplement to the Prospectus and Statement of Additional Information

dated June 28, 2023

This supplement updates certain information in the Prospectus and Statement of Additional Information (“SAI”) for the Nia Impact Solutions Fund (the “Fund”), a series of Ultimus Managers Trust, as set forth below. For more information on the Fund or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please visit the Fund’s website at www.niaimpactfunds.com or call the Fund toll free at 1-833-571-2833.

Andrea Dalton, CFA, has ceased serving as a Portfolio Manager of the Fund. Effective immediately all references to Ms. Dalton with respect to the Fund are hereby removed from the Fund’s Prospectus and SAI.

Investors Should Retain this Supplement for Future Reference.